UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2023 (August 11, 2023)

JAGUAR GLOBAL GROWTH CORPORATION I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41284	98-1593783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 700 Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(646) 663-4945

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	JGGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JGGC	The Nasdaq Stock Market LLC
Rights entitling the holder thereof to receive one-twelfth (1/12) of one Class A ordinary share of JGGC	JGGCR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JGGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

On July 26, 2023, Jaguar Global Growth Corporation I, a Cayman Islands exempted Company (“JGGC”) filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) relating to an extraordinary general meeting of shareholders of JGGC (the “Extraordinary General Meeting”). On August 3, 2023 JGGC filed a supplement to the definitive proxy statement with the SEC. As disclosed in the supplement to the definitive proxy statement, Jaguar Global Growth Partners I, LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or its designees (the “Contributor”) would deposit into the trust account established in connection with JGGC’s initial public offering (the “IPO”) (the “Trust Account”) on or prior to the applicable Termination Date (as defined below), the lesser of (i) $0.0225 per Class A ordinary share of JGGC that remains outstanding and is not redeemed prior to the Extended Date (as defined below) or any such following one-month extension of the Termination Date or (ii) an aggregate of $112,500, for each month of the extension period up to and until December 15, 2023, pro-rated for partial months during the extension period, resulting in a maximum contribution of $450,000 (the “Extension Payment”).

On August 11, 2023, the shareholders of JGGC approved the Extension Amendment at the Extraordinary General Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on August 15, 2023, the Contributor contributed the Extension Payment in the form of an unsecured convertible promissory note issued by JGGC in the principal amount of up to $450,000 (the “Note”) to the Sponsor, with an initial drawdown in the amount of $112,500. The Note does not bear interest and matures upon closing of JGGC’s initial Business Combination.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions of thereof. A copy of the Note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendment to Memorandum and Articles of Association

At the Extraordinary General Meeting, shareholders approved an amendment to JGGC’s amended and restated Memorandum and Articles of Association (the “Articles”) to:

(i) extend the date (the “Termination Date”) by which JGGC has to consummate a business combination (the “Extension”) from August 15, 2023 (the date which is 18 months from the closing date of JGGC’s IPO) (the “Original Termination Date”) to September 15, 2023 (the “Extended Date”), and to allow JGGC, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, by resolution of JGGC’s board of directors (the “Board”), if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after the Original Termination Date, unless the closing of JGGC’s business combination has occurred (the “Extension Amendment”); and

(ii) eliminate from the Articles the limitation that JGGC shall not redeem public shares to the extent that such redemption would cause JGGC’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”) in order to allow JGGC to redeem public shares irrespective of whether such redemptions would breach the Redemption Limitation (the “Redemption Limitation Amendment”).

A copy of the amendment to the Articles is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, holders of 25,167,976 of JGGC’s ordinary shares, which represents approximately 82% of the ordinary shares outstanding and entitled to vote as of the record date on July 17, 2023, were represented in person or by proxy, constituting a quorum for the transaction of business.

At the Extraordinary General Meeting, the shareholders approved the following proposals (the “Proposals”): (i) the proposal to approve the Extension Amendment, and (ii) the proposal to approve the Redemption Limitation Amendment.

Approval of the Extension Amendment Proposal

Votes For	Votes Against	Abstentions
24,987,471	180,505	0

Approval of the Redemption Limitation Amendment Proposal

Votes For	Votes Against	Abstentions
24,987,471	180,505	0

The Adjournment Proposal

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the Proposals, was not presented at the Extraordinary General Meeting, as each of the Proposals received a sufficient number of votes required for approval.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Amendment to Amended and Restated Memorandum and Articles of Association.

10.1	Promissory Note, dated August 15, 2023 and issued to Jaguar Global Growth Partners I, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2023

JAGUAR GLOBAL GROWTH CORPORATION I

By:	/s/ Anthony R. Page
Name:	Anthony R. Page
Title:	Chief Financial Officer